Financial Instruments	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Financial Instruments

Note 21 - Financial Instruments

A.	Overview

The Company has exposure to the following risks from its use of financial instruments:

●	Credit risk

●	Liquidity risk

●	Market risk

This note presents quantitative and qualitative information about the Company’s exposure to each of the above risks, and the Company’s objectives, policies and processes for measuring and managing risk.

To manage these risks and as described hereunder, the Company executes transactions in derivative financial instruments. Presented hereunder is the composition of the derivatives:

	For the year ended December
	2024	2023
	€ in thousands
Derivatives presented under current assets
Swap contracts	146	275

Derivatives presented under non-current assets
Swap contracts	716	607
Financial power swap	15,258	10,341
	15,974	10,948

Derivatives presented under current liabilities
Forward	(1)	-
Swap contracts	(43)	-
Financial power swap	(1,831)	(4,643)
	(1,875)	(4,643)

Derivatives presented under non-current liabilities
Swap contracts	(288)	-

The following table sets forth the details of the Company’s financial power swap and swap contracts with banking institutions:

	December 31, 2024
	Currency/ linkage/ interest rate	Currency/ linkage/ interest rate	Date of	Fair value - € in
	receivable	Payable	expiration	thousand

Euro 17.6 million interest swap transaction for a period of 18 years, semi-annually.	Euribor 6 months	Fixed 1%	December 20, 2037	862
Euro 9.6 million interest swap transaction for a period of 13 years, semi-annually.	Euribor 6 months	Fixed 0.465%	June 30, 2037	(331)
Financial power swap - electricity price swap fixed for float	Electricity price in Spain	Fixed price	September 30, 2030	13,427
Forward Dollar/NIS contracts with an aggregate Dollar denominated principal of $2 million.	weighted average rate of approximately 3.65		Jan-25	(1)

B.	Risk management framework

The Company’s management and board of directors have overall responsibility for the establishment and oversight of the Company’s risk management framework.

The Company’s risk management policies are established to identify and analyze the risks faced by the Company, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Company’s activities. The Company, through its training and management of standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

The Company’s Audit Committee oversees how management monitors compliance with the Company’s risk management policies and procedures and reviews the adequacy of the risk management framework in relation to the risks faced by the Company. The Company’s Audit Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit Committee.

C.	Credit Risk

As at December 31, 2024, the Company does not have any significant concentration of credit risk.

Cash and short-term deposits

As at December 31, 2024 and 2023, the Company had cash and cash equivalents in the amount of €41,134 thousand and €51,127 thousand, respectively. The Company’s cash and cash equivalents are deposited with financial institutions that received a credit rating (international rating scale). See also Note 4.

Restricted cash

As at December 31, 2024 and 2023, the Company had a balance of current restricted cash in an amount of €656 thousand and €810 thousand, respectively, and a balance of non-current restricted cash of €17,052 thousand and €17,386 thousand, respectively. See also Note 5.

Trade and Revenue Receivables

As at December 31, 2024 and 2023, the Company had a balance of trade receivables of €980 thousand and €205 thousand, respectively. This balance mainly refers to the sale of electricity from the activity in Spain due within 7 days from issuance. As at December 31, 2024 and 2023, the Company had a balance of revenue receivables of €4,413 thousand and €1,013 thousand, respectively. The balance as of December 31, 2024 refers to amounts to be paid mainly from the facilities in the Netherlands related to gas subsidies due by July 2025, the deadline set by government authorities for settlement of income from 2024.

The Company’s management closely monitors the economic and political environment in which it operates. As per the Company’s management estimations, there are no significant credit risks assigned to the trade receivables and income receivables as these amounts are due by governmental agencies or by established companies that pay on a weekly or monthly basis.

Other receivables

As at December 31, 2024 and 2023, the Company had a balance of government authorities’ receivables of €5,886 thousand and €4,851 thousand, respectively. This balance refers to VAT receivables in Spain, Italy, Israel and the Netherlands.

D.	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

As of December 31, 2024, the Company had a negative working capital of approximately €23,827 thousand.

The Company’s Board of Directors reviewed the Company’s financial position, outstanding debt obligations and the Company’s existing and anticipated cash resources and uses and determined that the existence of a working capital deficiency as of December 31, 2024, does not indicate a liquidity problem. In making such determination, the Company’s Board of Directors noted the following:

(i)	the issuance of Series G Debentures in consideration for approximately NIS 214.5 million, which was completed after December 31, 2024 and therefore not reflected on the Company’s balance sheet (See Note 24).

(ii)	the execution of the agreement to sell tax credits in connection with the US solar projects, which is expected to contribute approximately $19 million during the next twelve months, and

(iii)	the Company’s positive cash flow from operating activities during the year ended December 31, 2023 and 2024.

The cash surpluses held by Company that are not required for financing their current activity, are invested in interest-bearing investment channels such as short-term deposits. These investment channels are chosen by the Company’ managements based on future forecasts of the cash the Company will require in order to meet its liabilities. Cash flow forecasts are determined on both an individual company basis and a consolidated basis. The Company examines current forecasts of its liquidity requirements so as to make certain that there is sufficient cash for its operating needs, and it is careful at all times to have enough unused credit facilities so that the Company does not exceed its credit limits and is in compliance with its financial covenants.

These forecasts take into consideration matters such as the Company’s plan to use debt for financing its activity, compliance with required financial covenants, compliance with certain liquidity ratios, and compliance with external requirements such as laws or regulation.

The Company has contractual commitments due to debentures issued, financing agreements and EPC and O&M agreements of its subsidiaries in Spain, Italy, the Netherlands, USA and Israel. See also Note 6, Note 11 and Note 12.

The following are the contractual maturities of financial liabilities at undiscounted amounts and based on the spot rates at the reporting date, including estimated interest payments. This disclosure excludes the impact of netting agreements:

	December 31, 2024
	Carrying	Contractual	Less than			More than
	amount	cash flows	1 year	2-3 years	4-5 years	5 years
	€ in thousands
Non-derivative financial liabilities
Long-term loans, including current maturities	303,496	401,355	34,629	48,225	49,960	268,541

Debentures	191,529	227,731	46,750	85,480	82,181	13,320

Lease liabilities	26,038	49,029	1,613	4,101	4,742	38,573

Trade payables, other accounts payable and other long-term liabilities	17,597	17,597	16,724	873	-	-
	538,660	695,712	99,716	138,679	136,883	320,434

Derivative finance liabilities
Swap contract	331	331	43	121	70	97
	December 31, 2023
	Carrying	Contractual	Less than			More than
	amount	cash flows	1 year	2-3 years	4-5 years	5 years
	€ in thousands
Non-derivative financial liabilities
Long term loans, including current maturities	281,938	375,334	21,883	41,743	59,691	252,017

Debentures	140,087	158,051	41,100	72,088	30,738	14,125

Lease liabilities	24,380	47,011	1,916	3,895	3,903	37,297

Trade payables, other accounts payable and other long-term liabilities	14,496	14,496	13,703	793	-	-
	460,901	594,892	78,602	118,519	94,332	303,439

Derivative finance liabilities
Financial power swap	(5,698)	(5,698)	4,643	(4,267)	(6,292)	218

E.	Market risk

Market risk is the risk that changes in market prices will affect the Company’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

The principal risks that the Company faces, as assessed by management, are as follows: a change in the regulation applicable to the area of activity, a change in the electricity prices or the tariffs as approved by the relevant electricity authorities in the countries in which the Company operates, changes in the situation of the electricity and gas market, and political and security events.

The Company uses hedging instruments in an attempt to manage interest rate, currency and other market-related risks. The majority of the Company’s derivative contracts are OTC derivatives, i.e., derivative contracts that are not transacted on an exchange. These derivatives are entered into under ISDA Master Agreements. If counterparty defaults on these contracts, the underlying exposure would no longer be effectively hedged, which could result in losses. Disruptions such as market crises and economic recessions may put a strain on the availability and effectiveness of hedging instruments.

(1)	Foreign currency risk

As a result of the Company’s operations and presentation currency, the Company is exposed to the impact of exchange rate fluctuations of the Euro/USD and NIS/Euro on the Company’s balance sheet and profit and loss.

The Company holds cash and cash equivalents, short-term deposits, and restricted cash in various currencies, including Euro, USD and NIS. The Company’s holdings in its European Solar Plants and projects under development are denominated in Euro, its holdings in projects constructed and under development in the US are denominated in USD and its holdings in projects under development in Israel and its indirect holdings in Dorad are denominated in NIS. The Company believes that the composition of its assets and liabilities, which are denominated in USD, Euro and NIS, sufficiently mitigates a substantial portion of its foreign currency risk.

(a)	The exposure to linkage and foreign currency risk

The Company’s exposure to linkage and foreign currency risk was as follow:

	December 31, 2024
	Non-monetary/ Non finance	NIS	USD	EURO	Total
	€ in thousands
Current assets:
Cash and cash equivalents	-	28,147	1,831	11,156	41,134
Restricted cash	-	-	-	656	656
Intangible asset from green certificates	178	-	-	-	178
Trade and revenue receivables	-	-	-	5,393	5,393
Other receivables	1,215	1,872	62	12,192	15,341
Derivatives asset ST	-	-	-	146	146
Non-current assets:
Investments in equity accounted investees	41,324	-	-	-	41,324
Advances on account of investments	547	-	-	-	547
Fixed assets	482,747	-	-	-	482,747
Right-of-use asset	34,315	-	-	-	34,315
Restricted cash and deposits	-	5,004	-	12,048	17,052
Deferred tax	9,039	-	-	-	9,039
Long term receivables	12,874	537	-	-	13,411
Derivatives	-	-	-	15,974	15,974
Current liabilities:
Current maturities of long-term bank loans	-	-	(9,551)	(11,765)	(21,316)
Current maturities of long-term loans	-	-	-	(5,866)	(5,866)
Current maturities of debentures	-	(35,706)	-	-	(35,706)
Trade payables	-	(255)	(4,269)	(4,332)	(8,856)
Other payables	(178)	(6,466)	(51)	(4,201)	(10,896)
Current maturities of derivatives	-	(1)	-	(1,874)	(1,875)
Current maturities of lease liabilities	-	(118)	(10)	(586)	(714)
Warrants	-	(1,446)	-	-	(1,446)

Non-current liabilities:
Long-term lease liabilities	-	(3,350)	(2,021)	(19,953)	(25,324)
Liabilities to banks	-	(79,541)	-	(166,325)	(245,866)
Other long-term loans	-	(10,209)	-	(20,239)	(30,448)
Debentures	-	(155,823)	-	-	(155,823)
Deferred tax	(2,609)	-	-	-	(2,609)
Other long-term liabilities	-	(939)	-	-	(939)
Derivatives				(288)	(288)
Total exposure in statement of financial position in respect of financial assets and financial liabilities	579,452	(258,294)	(14,009)	(177,864)	129,285
	December 31, 2023
	Non-monetary/ Non finance	NIS (*)	USD	EURO	Total
	€ in thousands
Current assets:
Cash and cash equivalents	-	34,990	4,199	11,938	51,127
Short-term deposits	-	997	-	-	997
Restricted cash	-	-	-	810	810
Intangible asset from green certificates	553	-	-	-	553
Trade and revenue receivables	-	-	-	1,218	1,218
Other receivables	2,584	2,660	-	5,255	10,499
Derivatives asset ST	-	-	-	275	275
Assets of disposal groups classified as held for sale	28,297	-	-	-	28,297
Non-current assets:
Investments in equity accounted investees	31,772	-	-	-	31,772
Advances on account of investments	898	-	-	-	898
Fixed assets	407,982	-	-	-	407,982
Right-of-use asset	30,967	-	-	-	30,967
Restricted cash and deposits	-	3,558	-	13,828	17,386
Deferred tax	8,677	-	-	-	8,677
Long term receivables	9,350	1,096	-	-	10,446
Derivatives	-	-	-	10,948	10,948
Current liabilities:
Current maturities of long-term bank loans	-	-	-	(9,784)	(9,784)
Current maturities of long-term loans	-	-	-	(5,000)	(5,000)
Current maturities of debentures	-	(35,200)	-	-	(35,200)
Trade payables	-	(832)	(154)	(4,263)	(5,249)
Other payables	(553)	(9,445)	-	(861)	(10,859)
Current maturities of derivatives	-	-	-	(4,643)	(4,643)
Current maturities of lease liabilities	-	(105)	(10)	(585)	(700)
Liabilities of disposal groups classified as held for sale	(17,142)	-	-	-	(17,142)
Warrants	-	(84)	-	-	(84)
Non-current liabilities:
Long-term lease liabilities	-	(3,176)	(2,150)	(18,354)	(23,680)
Long-term loans	-	(69,685)	-	(168,096)	(237,781)
Other long-term bank loans	-	(8,452)	-	(20,921)	(29,373)
Debentures	-	(104,887)	-	-	(104,887)
Deferred tax	(2,516)	-	-	-	(2,516)
Other long-term liabilities	-	(855)	-	-	(855)

Total exposure in statement of financial position in respect of financial assets and financial liabilities	500,869	(189,420)	1,885	(188,235)	125,099

(*)	Including items linked to the Israeli CPI

Information regarding significant exchange rates:

	For the year ended December 31
	Rate of		Rate of
	Change		Change
	%	Dollar	%	NIS
1 Euro in 2024	(5.9)	1.041	(5.4)	3.796
1 Euro in 2023	3.7	1.106	6.9	4.012

(b)	Sensitivity analysis

A change as at December 31 in the exchange rates of the following euro against the USD and euro against the NIS, as indicated below would have increased (decreased) equity by the amounts shown below (after tax). This analysis is based on foreign currency exchange rate that the Company considered to be reasonably possible at the end of the reporting period. The analysis assumes that all other variables, in particular interest rates, remain constant.

	December 31, 2024
	Increase	Decrease
	Equity	Equity
	€ thousands
Change in the exchange rate of:
5% in the USD	667	(737)
5% in NIS	(12,915)	12,915

	December 31, 2023
	Increase	Increase
	Equity	Equity
	€ thousands
Change in the exchange rate of:
5% in the USD	(90)	99
5% in NIS	(9,471)	9,471
(2)	Interest rate risk

The Company is exposed to changes in fair value, as a result of changes in interest rate in connection with its loans and borrowings. The debt instruments of the Company bear interest at variable rates.

The Company entered into various project finance agreements that are based on EURIBOR rate, US prime rate and on the Bank of Israel interest rate and therefore it may be affected by adverse movements in interest rates. The Company utilizes interest rate swap derivatives to convert certain floating-rate debt to fixed-rate debt. The Company’s interest rate swap derivatives involve an agreement to pay a fixed-rate interest and receive a floating-rate interest, at specified intervals, calculated on an agreed notional amount that matches the amount of the original loan and paid on the same installments and maturity dates.

Sensitivity analysis

A change in interest rate would have increased (decreased) the profit in the financial statements by the amounts shown below:

	December 31,
	2024	2023
	Profit or loss	Profit or loss
	€ in thousands

Increase of 1%	1,098	736
Increase of 3%	2,898	2,204
Decrease of 1%	(703)	(734)
Decrease of 3%	(2,504)	(2,201)

(3)	Electricity market prices risk

As a result of the Company’s operations in the electricity market, the Company is exposed to the impact of changes in electricity prices.

In order to manage its exposure to changes in the electricity prices, in June 2018, Talasol executed the Talasol PPA. The power produced by the Talasol Solar Plant is expected to be sold by Talasol in the open market for the then current market power price and the Talasol PPA is expected to hedge the risks associated with fluctuating electricity market prices by allowing Talasol to secure approximately 80% of its income for the power production included under the Talasol PPA. The hedge transaction becomes effective on Talasol requesting that the counter party fix the fixed price pursuant to the price adjustment mechanism. The Talasol PPA became effective in March 2019 and its accounting treatment is according to cash flow hedge.

The fair value of the Talasol PPA is measured by discounting the future fixed and assessed cash flows, over the period of the contract and using market interest rates appropriate for similar instruments. The value is adjusted for the parties’ credit risks. The valuation technique for assessing electricity future prices projections takes into consideration unobservable market data and complex pricing models.

In 2021, Talasol deposited €10 million in Talasol’s bank account as security for a letter of credit to the PPA provider. This security fund is reduced by 10% every year, up to a minimum amount of €3.5 million, which will be released at the expiration of the PPA.

F.	Fair value

(1)	Fair values versus carrying amounts

The carrying amounts of certain financial assets and liabilities, including cash and cash equivalents, other accounts receivables, pledged deposits, financial derivatives credit from banks and trade payables and other accounts payables are the same or proximate to their fair value.

The fair values of the other financial liabilities, together with the carrying amounts shown in the statement of financial position, are as follows:

	December 31, 2024
		Fair value
	Carrying amount	Level 1	Level 2	Level 3	Valuation techniques for determining fair value	Inputs used to determine fair value
	€ in thousands
Non-current liabilities:
Debentures	191,529	189,090	-	-
Loans from banks and others (including current maturities)	303,496	-	246,554	-	Discounting future cash flows by the market interest rate on the date of measurement.	See Note 21F(2)
	495,025	189,090	246,554	-

	December 31, 2023
		Fair value
	Carrying				Valuation techniques for	Inputs used to
	amount	Level 1	Level 2	Level 3	determining fair value	determine fair value
	€ in thousands
Non-current liabilities:
Debentures	140,087	134,464	-	-
Loans from banks and others (including current maturities)	281,938	-	231,057	-	Discounting future cash flows by the market interest rate on the date of measurement.	See Note 21F(2)
	422,025	134,464	231,057	-
(2)	Interest rates used for determining fair value

The interest rates used to discount estimated cash flows, when applicable, are based on the government yield curve at the reporting date plus an adequate credit spread, and were as follows:

December 31,
	2024	2023
%
Non-current liabilities:
Loans from banks	Discount rate of Euribor+ 2% and + 2.5% with a zero floor	Discount rate of Euribor+ 2% with a zero floor
Loans from banks	fixed rate for several years 3.1%-6% Linkage to Euribor	fixed rate for several years 3.1%-6% Linkage to Euribor
Loans from banks	2.75%-4.78% Linkage to Consumer price index in Israel	2.58%-4.78% Linkage to Consumer price index in Israel
Loans from banks	Floating interest rate based on the USA Bank Rate minus a spread of 0.75%.	Floating interest rate based on the Bank of Israel Rate plus a spread of 4.35%.
Loans from banks	fixed rate of 2.58%-3.03%	fixed rate of 2.58%-3.03%
Loans from others	Euribor+ 5.27%	Euribor+ 5.27%
Loans from others	7% Linkage to Consumer price index in Israel and fixed rate of 5.5%	7% Linkage to Consumer price index in Israel and fixed rate of 5.5%

(3)	Fair values hierarchy

The financial instruments presented at fair value are grouped into classes with similar characteristics using the following fair value hierarchy which is determined based on the source of data used in the measurement:

Level 1	-	Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2	-	Inputs other than quoted prices included within Level 1 that are observable either directly or indirectly.

Level 3	-	Inputs that are not based on observable market data (unobservable inputs).
	December 31, 2024
	Level 1	Level 2	Level 3	Total	Valuation techniques for
	€ in thousands				determining fair value
Warrants	(1,446)	-	-	(1,446)	Fair value is measured at trade market.
Swap contracts	-	862	-	862	Fair value is measured by discounting the future cash flows, over the period of the contract and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.
Swap contracts		(331)		(331)	Fair value is measured by discounting the future cash flows, over the period of the contract and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.
Financial power swap			13,427	13,427	Fair value is measured by discounting the future fixed and assessed cash flows, over the period of the contract and using market interest rates appropriate for similar instruments. The value is adjusted for the parties’ credit risks.
Forward	-	-	(1)	(1)	Fair value measured on the basis of discounting the difference between the forward price in the contract and the current forward price for the residual period until redemption using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.

	December 31, 2023
	Level 1	Level 2	Level 3	Total	Valuation techniques for
	€ in thousands				determining fair value
Warrants	(84)	-	-	(84)	Fair value is measured at trade market.
Swap contracts	-	882	-	882	Fair value is measured by discounting the future cash flows, over the period of the contract and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.
Financial power swap	-	-	5,698	5,698	Fair value is measured by discounting the future fixed and assessed cash flows, over the period of the contract and using market interest rates appropriate for similar instruments. The value is adjusted for the parties’ credit risks.
(4)	Level 3 financial instruments carried at fair value

The table hereunder presents reconciliation from the beginning balance to the ending balance of financial instruments carried at fair value in level 3 of the fair value hierarchy:

Financial assets
(liability)
Financial power swap
€ in thousands

Balance as at January 1, 2023	(61,537)
Total income recognized in profit or loss	13,777
Total income recognized in other comprehensive income	53,548
Balance as at December 31, 2023	5,698
Total income recognized in profit or loss	(127)
Total income recognized in other comprehensive income	7,856
Balance as at December 31, 2024	13,427